UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2011

UNITED INSURANCE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52833	75-3241967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 900, St. Petersburg, FL		33701
(Address of Principal Executive Offices)		(Zip Code)

(727) 895-7737

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

United Insurance Holdings Corp. (the Company) is furnishing an investor presentation as an exhibit to this Current Report on Form 8-K. Management expects to reference the investor presentation in meetings or conference with investors from time-to-time. The investor presentation contains information about the Company’s results of operations and financial conditions for prior periods. The investor presentation, which is available under the “Events & Presentations” tab in the “Investor Relations” section of the Company’s website, located at www.upcic.com, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:	/s/ Joseph R. Peiso
	Name:	Joseph R. Peiso
	Title:	Chief Financial Officer

Date: June 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation made available by United Insurance Holdings Corp. on June 24, 2011